Filed pursuant to Rule 497
1933 Act File No. 002-76969
1940 Act File No. 811-03445

1933 Act File No. 333-187583
1940 Act File No. 811-22818

THE MERGER FUND
WCM ALTERNATIVES: EVENT-DRIVEN FUND
WCM ALTERNATIVES: CREDIT EVENT FUND
100 SUMMIT LAKE DRIVE
VALHALLA, NEW YORK 10595

SUPPLEMENT DATED FEBRUARY 2, 2021
TO THE PROSPECTUSES OF THE FUNDS DATED APRIL 29, 2020

Westchester Capital Management, LLC (“WCM”), investment adviser of each Fund (collectively, the “Funds”), and Virtus Investment Partners, Inc. (“Virtus”) entered into an agreement pursuant to which Virtus will acquire WCM (the “Acquisition”), subject to a number of conditions.  The closing of the Acquisition is expected to result in the termination of the investment advisory agreements of the Funds.  Under the terms of the Acquisition, among other matters, it is intended that a wholly-owned subsidiary of Virtus, Virtus Investment Advisers, Inc., will become the investment adviser to the Funds and WCM will serve as sub-adviser to the Funds.  The Boards of Trustees of the Funds will be asked to approve new investment advisory and sub-advisory agreements for the Funds and to nominate new members to the Boards of Trustees. If approved by the Boards of Trustees of the Funds, shareholders of the Funds will be asked to approve the new investment advisory and sub-advisory agreements for the Funds and to elect new members to the Boards of Trustees. The Acquisition is expected to close in the second half of 2021, subject to a number of conditions, including Board and shareholder approval of the foregoing matters. Messrs. Behren and Shannon with respect to all the Funds and Mr. Tan with respect to WCM Alternatives: Credit Event Fund, are expected to continue to be responsible for the day-to-day portfolio management of the Funds after the closing of the Acquisition. It is not anticipated that there will be any changes to the Funds’ investment objectives or principal investment strategies as a result of the Acquisition.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.